EXHIBIT 21

                            FRANKLIN RESOURCES, INC.
                              LIST OF SUBSIDIARIES

                                                                                  STATE OR NATION OF
NAME                                                                              INCORPORATION
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
Asia Infrastructure Mezzanine Capital Management Co., Ltd.                        Cayman Islands
Darby Asia Investors (HK), Ltd.                                                   Hong Kong
Darby Asia Investors, Ltd.                                                        British Virgin Islands
Darby Emerging Markets Income Investments LLC                                     Delaware
Darby Emerging Markets Income Investments, Ltd.                                   Cayman Islands
Darby Emerging Markets Investments, LDC                                           Cayman Islands
Darby Global SICAV Managers, LLC                                                  Delaware
Darby Holdings, Inc.                                                              Delaware
Darby Latin American Mezzanine Investments                                        Cayman Islands
Darby Overseas Investments, Ltd.                                                  Delaware
Darby Overseas Partners, L.P.                                                     Delaware
Darby-BBVA Latin American Investors, Ltd.                                         Cayman Islands
DBVA de Mexico, S. de R. L. de C. V.                                              Mexico
DBVA Mexico Holdings I, LLC                                                       Delaware
DBVA Mexico Holdings II, LLC                                                      Delaware
FCC Receivables Corp.                                                             Delaware
Fiduciary Financial Services Corp.                                                New York
Fiduciary International Holding, Inc.                                             New York
Fiduciary International Ireland Limited                                           Ireland
Fiduciary International, Inc.                                                     New York
Fiduciary Investment Corporation                                                  New York
Fiduciary Investment Management International, Inc.                               Delaware
Fiduciary Trust (International) S.A.                                              Switzerland
Fiduciary Trust Company International                                             New York
Fiduciary Trust Company of Canada                                                 Canada
Fiduciary Trust International Limited                                             England
Fiduciary Trust International of California                                       California
Fiduciary Trust International of Delaware                                         Delaware
Fiduciary Trust International of the South                                        Florida
Franklin Advisers, Inc.                                                           California
Franklin Advisory Services, LLC                                                   Delaware
Franklin Agency, Inc.                                                             California
Franklin Capital Corporation                                                      Utah
Franklin Investment Advisory Services, LLC                                        Delaware
Franklin Mutual Advisers, LLC                                                     Delaware
Franklin Receivables LLC                                                          Delaware
Franklin SPE LLC                                                                  Delaware
Franklin Templeton Alternative Strategies, Inc.                                   Delaware
Franklin Templeton AMC Limited                                                    India
Franklin Templeton Asset Management (India) Private Limited                       India

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

                                                                                  STATE OR NATION OF
NAME                                                                              INCORPORATION
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Franklin Templeton Asset Management S.A.                                          France
Franklin Templeton Bank & Trust, F.S.B.                                           United States
Franklin Templeton Companies, LLC                                                 Delaware
Franklin Templeton Fiduciary Bank & Trust Ltd.                                    Bahamas
Franklin Templeton France S.A.                                                    France
Franklin Templeton Global Investors Limited                                       United Kingdom
Franklin Templeton Holding Limited                                                Mauritius
Franklin Templeton Institutional, LLC                                             Delaware
Franklin Templeton Institutional Asia Limited                                     Hong Kong
Franklin Templeton Institutional Suisse S.A.                                      Switzerland
Franklin Templeton International Services (India) Private Limited                 India
Franklin Templeton International Services S.A.                                    Luxembourg
Franklin Templeton Investment Management Limited                                  United Kingdom
Franklin Templeton Investment Services GmbH                                       Germany
Franklin Templeton Investment Trust Management Co., Ltd.                          Korea
Franklin Templeton Investments (Asia) Limited                                     Hong Kong
Franklin Templeton Investments Australia Limited                                  Australia
Franklin Templeton Investments Corp.                                              Canada
Franklin Templeton Investments Japan Limited                                      Japan
Franklin Templeton Investor Services, LLC                                         Delaware
Franklin Templeton Italia Societa di Gestione del Risparmio Per Azioni            Italy
Franklin Templeton Management Luxembourg SA                                       Luxembourg
Franklin Templeton Portfolio Advisors, Inc.                                       California
Franklin Templeton Services Limited                                               Ireland
Franklin Templeton Services, LLC                                                  Delaware
Franklin Templeton Switzerland Ltd.                                               Switzerland
Franklin Templeton Trustee Services Private Limited                               India
Franklin/Templeton Distributors, Inc.                                             New York
Franklin/Templeton Travel, Inc.                                                   California
FS Capital Group                                                                  California
FS Properties, Inc.                                                               California
FTCI (Cayman) Ltd.                                                                Cayman Islands
Happy Dragon Holdings Limited                                                     British Virgin Islands
ITI Capital Markets Limited                                                       India
MassMutual/Darby CBO IM, Inc.                                                     Delaware
Pioneer ITI Mutual Fund Private Limited                                           India
Templeton Asian Direct Investments Limited                                        Hong Kong
Templeton Asset Management (Labuan) Limited                                       Malaysia
Templeton Asset Management Ltd.                                                   Singapore
Templeton Capital Advisors Ltd.                                                   Bahamas
Templeton China Research Limited                                                  Hong Kong
Templeton do Brasil Ltda.                                                         Brazil
Templeton Franklin Global Distributors, Ltd.                                      Bermuda
Templeton Funds Annuity Company                                                   Florida

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

                                                                                  STATE OR NATION OF
NAME                                                                              INCORPORATION
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Templeton Global Advisors Limited                                                 Bahamas
Templeton Global Holdings Ltd.                                                    Bahamas
Templeton Heritage Limited                                                        Canada
Templeton International, Inc.                                                     Delaware
Templeton Investment Counsel, LLC                                                 Delaware
Templeton Research Poland SP.z.o.o.                                               Poland
Templeton Restructured Investments, L.L.C.                                        Delaware
Templeton Worldwide, Inc.                                                         Delaware
Templeton/Franklin Investment Services, Inc.                                      Delaware
TRFI Investments Limited                                                          Cyprus

*All subsidiaries currently do business principally under their respective corporate name except as follows: Franklin Templeton Portfolio Advisors, Inc. operates through its Franklin Portfolio Advisors and Templeton Portfolio Advisors divisions. Some Templeton subsidiaries also occasionally use the name Templeton Worldwide.


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